===================================

                                   PRINCIPLED
                                     EQUITY
                                     MARKET
                                      FUND

                      ===================================



                               INVESTMENT ADVISER
                             F.L. PUTNAM INVESTMENT
                               MANAGEMENT COMPANY
                               20 WILLIAMS STREET
                         WELLESLEY, MASSACHUSETTS 02481


                      ===================================

                                  ANNUAL REPORT
                                DECEMBER 31, 2002


                      ===================================

                          PRINCIPLED EQUITY MARKET FUND


The purpose of the Fund is to provide all major constituencies of investors concerned with the application of philosophical, ethical, religious, and social justice criteria to their investment portfolios with the opportunity to achieve the overall unmanaged equity market returns through a strategy of passive index replication ("indexing").

The investment objective of the Fund is long-term capital appreciation. For the information of investors the Fund will compare its investment results to those of the Standard and Poors Corporation 500 Stock Index and other major market indices which the Fund considers appropriate.

  Comparison of the Change in Value of a $10,000 Investment in the Principled Equity Market Fund, the Standard & Poors 500 Index and the Wilshire 5000 Index




                                [OBJECT OMITTED]




                    ----------------------------------------
                          Principled Equity Market Fund
                           Average Annual Total Return
                    ========================================

                                                  From
                          1 Year     3 Year     Inception

                         (19.00%)   (12.98%)     5.01%

                    ----------------------------------------

                          PRINCIPLED EQUITY MARKET FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


Assets:
Investments at quoted market value (cost $23,734,700;
 see Schedule of Investments, Notes 1, 2, & 6).......   $ 24,273,671
Cash ................................................        212,480
Dividends and interest receivable....................         34,331
                                                        ------------
    Total assets.....................................     24,520,482
                                                        ------------

Liabilities:
Accrued expenses and other liabilities (Note 3)......         63,642
                                                        ------------
    Total liabilities................................         63,642
                                                        ------------

Net Assets:
Capital stock (2,750,000 shares authorized at no par
 value, amount paid in on 2,170,449 shares
 outstanding) (Note 1)...............................    24,669,165
Distributable earnings (Notes 1, 2 & 7)..............      (212,325)
                                                        ------------
    Net assets (equivalent to $11.27 per share, based
     on 2,170,449 capital shares outstanding)........    24,456,840
                                                        ============





   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2002



Income:
 Dividends...........................................   $  420,128
 Interest............................................        1,087
                                                        -----------
    Total income.....................................      421,215
                                                        -----------

Expenses:
 Management fees, net (Note 3).......................       65,062
 Administration fees (Note 4)........................       28,000
 Insurance...........................................       25,000
 Audit and accounting fees...........................       15,500
 Trustees' fees and expenses.........................       13,750
 Transfer fees (Note 4)..............................       12,000
 Legal fees..........................................       10,500
 Custodian fees......................................        6,000
 CSE listing and maintenance fees....................        5,100
 Printing expenses...................................        2,500
 Other expenses......................................        9,600
                                                        -----------
    Total expenses...................................      193,012
                                                        -----------

Net investment income................................      228,203
                                                        -----------

Realized and unrealized loss on investments:
  Realized loss on investments-net...................     (542,516)
  Decrease in net unrealized appreciation in
   investments.......................................   (5,461,730)
                                                        -----------
    Net loss on investments..........................   (6,004,246)
                                                        -----------
Net decrease in net assets resulting from
  operations.........................................  $(5,776,043)
                                                        ===========


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                         2002            2001
                                                   -------------- -------------
From operations:
 Net investment income...........................  $   228,203        210,099
 Realized (loss) gain on investments, net........     (542,516)      (197,604)
 (Decrease) increase in net unrealized
  appreciation in investments....................   (5,461,730)    (4,801,066)
                                                   -------------- -------------
    Net (decrease) increase in net assets
     resulting from operations...................   (5,776,043)    (4,788,571)
                                                   -------------- --------------
Distributions to shareholders:
 From net investment income
 ($0.10 per share in 2002 and 2001)..............     (223,788)      (209,805)
 From net realized gain on investments...........        --              --
                                                   -------------- --------------
     Total distributions to shareholders.........     (223,788)      (209,805)
                                                   -------------- --------------

From capital share transactions:
                              Number of Shares
                              2002        2001
                            ---------- ----------
 Proceeds from sale of
  shares..................   1,985      237,907         25,877       3,191,536
 Shares issued to share-
  holders in distributions
  reinvested..............  16,878       12,938        192,075         179,969
 Cost of shares redeemed..  (9,295)      (1,552)       (99,340)        (20,616)
                            ----------  ---------- --------------  -------------
 Increase in net
  assets resulting from
  capital share
  transactions............   9,568      249,293        118,612       3,350,889
                            ==========  ========== --------------  -------------
Net decrease in net assets.......................   (5,881,219)    (1,647,487)

Net assets:
  Beginning of period............................   30,338,059      31,985,546
                                                   -------------- --------------
  End of period ( including undistributed
     net investment income of $9,021 )........... $ 24,456,840    $ 30,338,059
                                                   ============== ==============



   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)


                          Year      Year       Year      Year     Year
                          Ended     Ended     Ended      Ended    Ended
                        December   December  December   December December
                        31, 2002   31, 2001  31, 2000  31, 1999  31, 1998

Investment income ...... $ 0.20    $ 0.17    $ 0.20     $ 0.24    $ 0.22
Expenses, net...........   0.10      0.07      0.09       0.10      0.07
                        ------------------------------ --------- ----------
Net investment income ..   0.10      0.10      0.11       0.14      0.15
Net realized and
unrealized (loss)
   gain on investments..  (2.77)    (2.69)    (0.78)      3.19      3.49
Distributions to
shareholders:
  From net investment
  income................   0.10      0.10      0.11       0.14      0.15
  From net realized
  gain on investments...   0.00      0.00      0.30       0.68      1.09
                        ------------------------------ --------- ----------
Net (decrease) increase
in net asset value......  (2.77)    (2.69)    (1.08)      2.51      2.40
Net asset value:
  Beginning of period...  14.04     16.73     17.81      15.30     12.90
                        ------------------------------ --------- ----------
  End of period......... $11.27    $14.04    $16.73     $17.81    $15.30
                        ============================== ========= ==========

Total Return............ (19.00%)  (15.49%)   (3.76%)    21.16%    28.22%
Ratio of expenses
 to average net assets..   0.72%     0.53%     0.50%      0.55%     0.48%
Ratio of net investment
 income to average
 net assets.............   0.85%     0.72%     0.60%      0.82%     1.06%
Portfolio turnover......   0.02      0.003     0.01       0.15      0.29
Average commission rate
paid....................   0.0191    0.0197    0.0446     0.0314    0.0292
Number of shares
outstanding at end of
period.................. 2,170,449 2,160,880 1,911,587  1,873,574 1,792,985

Per share data and
ratios assuming no
waiver of advisory fees
(Note 3):
   Expenses.............   0.10      0.10      0.13       0.12      0.14
   Net investment income   0.10      0.16      0.10       0.09      0.08
   Ratio of expenses to
   average net
   assets...............   0.74%     0.63%     0.60%      0.65%     0.73%
   Ratio of net
   investment income to
   average net assets...   0.83%     0.62%     0.50%      0.72%     0.81%


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002



                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
COMMON STOCK - 99.00%
           Advertising Industry -- 0.41%
  1,600    Interpublic Group of Companies,
           Incorporated.............................. $ 22,528
  1,200    Omnicom Group.............................   77,520
                                                      ----------
                                                       100,048
                                                      ----------
           Aerospace/Defense Industry -- 0.67%
  6,800    Precision Castparts Corporation...........  164,900
                                                      ----------

           Air Transport Industry -- 0.61%
    800    AMR Corporation*..........................    5,280
  1,500    Fedex Corporation.........................   81,330
  2,200    Gateway, Incorporated*....................    6,908
  4,050    Southwest Airlines Company................   56,295
                                                      ----------
                                                       149,813
                                                      ----------
           Auto & Truck Industry -- 0.28%
  1,500    Paccar, Incorporated......................   69,195
                                                      ----------

           Auto Parts (OEM) Industry -- 0.21%
    600    Superior Industries International.........   24,816
  1,300    Synovus Financial Corporation.............   25,220
                                                      ----------
                                                        50,036
                                                      ----------

           Auto Parts (Replacement) Industry --
           2.22%
  3,100    Delphi Corporation........................   24,955
 16,850    Genuine Parts Company.....................  518,980
                                                      ----------
                                                       543,935
                                                      ----------
           Bank Industry -- 9.32%
  1,700    BB&T Corporation..........................   62,883
  2,430    Bank One Corporation......................   88,817
  2,000    Bank of New York Company, Incorporated....   47,920



* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Bank Industry (Continued)
 11,889    BankAmerica Corporation...................   827,118
    900    Capital One Financial.....................    26,748
 18,479    Citigroup, Incorporated...................   650,276
  1,184    Fleetboston Financial Corporation.........    28,771
  8,430    J.P. Morgan Chase & Co. ..................   202,320
    600    Keycorp...................................    15,084
  1,100    PNC Bank Corporation......................    46,090
  3,900    Wachovia Corporation......................   142,116
  4,104    Washington Mutual, Incorporated...........   141,711
                                                      ----------
                                                      2,279,854
                                                      ----------
           Bank (Midwest) Industry -- 2.42%
  1,100    Comerica, Incorporated....................    47,564
  2,700    Fifth Third Bankcorp......................   158,085
  5,400    Mellon Bank Corporation...................   140,994
  2,200    National City Corporation.................    60,104
  8,728    US Bankcorp...............................   185,208
                                                      ----------
                                                        591,955
                                                      ----------
           Beverage (Soft Drink) Industry - 3.33%
  2,500    Coca Cola Enterprises, Incorporated.......    54,300
 18,010    Pepsico, Incorporated.....................   760,382
                                                      ----------
                                                        814,682
                                                      ----------
           Chemical (Basic) Industry -- 0.04%
  1,100    Millennium Chemicals......................    10,472
                                                      ----------

           Chemical (Diversified) Industry --
           0.37%
  1,400    Millipore Corporation.....................   47,600
  2,500    Pall Corporation..........................   41,700
                                                      ----------
                                                        89,300
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Chemical (Specialty) Industry -- 0.57%
    600    International Flavors and Fragrances......    21,060
  1,300    Praxair, Incorporated.....................    75,101
    800    Sherwin Williams Company..................    22,600
    400    Sigma Aldrich Corporation.................    19,480
                                                      ----------
                                                        138,241
                                                      ----------
           Coal/Alternate Energy Industry -- 0.01%
    800    AES Corporation*..........................     2,416
                                                      ----------

           Computer & Peripherals Industry --
           2.14%
  3,200    3Com Corporation*.........................    14,816
  2,000    Apple Computer, Incorporated*.............    28,660
 15,400    Dell Computer Corporation*................   411,796
  1,800    Ingram Micro, Incorporated*...............    22,230
    124    MIPS Technologies, Incorporated*..........       376
    307    Riverstone Networks, Incorporated*........       651
  1,800    Sanmina Corporation*......................     8,082
    900    Silicon Graphics, Incorporated*...........     1,017
 11,200    Sun Microsystems, Incorporated*...........    34,832
                                                      ----------
                                                        522,460
                                                      ----------
           Computer Networks Industry -- 0.004%
    600    Enterasys Networks*.......................       936
                                                      ----------

           Computer Services, Not Elsewhere
           Classified -- 0.05%
    300    Adaptec, Incorporated*....................     1,695
  1,400    Siebel System*............................    10,360
                                                      ----------
                                                         12,055
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Computer Software & Services Industry
           -- 8.01%
 17,800    AOL Time Warner, Incorporated*............   233,180
  2,600    Automatic Data Processing, Incorporated...   102,050
    400    Citrix Systems, Incorporated*.............     4,928
  3,750    Computer Associates International.........    50,625
 18,000    Microsoft Corporation*....................   930,600
    400    NCR Corporation*..........................     9,496
 55,200    Oracle Corporation*.......................   596,160
    600    PeopleSoft, Incorporated*.................    10,980
     49    Roxio, Incorporated*......................       234
  1,291    Veritas Software Company*.................    20,165
                                                      ----------
                                                      1,958,418
                                                      ----------
           Consumer & Business Services Industry
           -- 0.11%
    800    Paychex, Incorporated.....................    22,320
    200    Reynolds & Reynolds.......................     5,094
                                                      ----------
                                                         27,414
                                                      ----------
           Diversified Company Industry -- 2.46%
    105    Berkshire Hathaway Class B*...............   254,415
  1,200    Danaher Corporation.......................    78,840
  2,100    Hillenbrand Industries....................   101,451
  2,500    Service Corporation International*........     8,300
    800    Thermo Electron Corporation*..............    16,096
  8,334    Tyco International Limited................   142,345
                                                      ----------
                                                        601,447
                                                      ----------
           Drug Industry -- 0.87%
  2,100    Forest Labs, Incorporated*................   206,262
    200    Indevus Pharmaceuticals*..................       428
    400    Quintiles Transnational Corporation*......     4,840
                                                      ----------
                                                        211,530
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Drugstore Industry -- 0.92%
  2,200    Longs Drug................................    45,628
    800    Rite Aid Corporation*.....................     1,960
  6,100    Walgreen Company..........................   178,059
                                                      ----------
                                                        225,647
                                                      ----------
           Electric and Other Utility Services
           Combined -- 1.19%
    353    NiSource, Incorporated....................     7,060
 11,774    Scottish Power, Incorporated..............   269,860
  2,100    Sierra Pacific Resources, Incorporated....    13,650
                                                      ----------
                                                        290,570
                                                      ----------
           Electric Utility (Central) Industry --
           2.28%
  6,400    Cinergy Corporation.......................   215,808
 10,400    FirstEnergy Corporation...................   342,888
                                                      ----------
                                                        558,696
                                                      ----------
           Electric Utility (East) Industry --
           0.11%
    800    PPL Corporation...........................    27,744
                                                      ----------

           Electric Utility (West) Industry --
           0.57%
 10,700    Edison International, Incorporated*.......   126,795
  1,700    El Paso Corporation.......................    11,832
                                                      ----------
                                                        138,627
                                                      ----------
           Electrical Equipment Industry -- 0.62%
  1,600    Avnet, Incorporated.......................    17,328
  1,600    Grainger, WW Incorporated.................    82,480
  1,600    Maxim Integrated Products.................    52,864
                                                      ----------
                                                        152,672
                                                      ----------
           Electronics Industry -- 0.01%
    200    Scientific Atlanta........................     2,372
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Entertainment Industry -- 1.80%
 10,812    Viacom Class B*...........................   440,697
                                                      ----------

           Environmental Industry -- 0.09%
  1,700    AutoNation, Incorporated*.................    21,352
                                                      ----------

           Financial Services Industry -- 4.42%
  6,844    AXA - ADRs................................    92,052
  7,800    American Express Company..................   275,730
    400    Deluxe Corporation........................    16,840
  3,400    Franklin Resources, Incorporated..........   115,872
    338    Gartner Group, Incorporated Class B*......     3,194
  1,200    Household International, Incorporated.....    33,372
    200    Lehman Brothers Holdings, Incorporated....    10,658
  5,400    MBNA Corporation..........................   102,708
  6,040    Morgan Stanley Dean Witter................   241,117
 17,550    Schwab (Chas) Corporation.................   190,417
                                                      ----------
                                                      1,081,960
                                                      ----------
           Food Processing Industry -- 2.80%
  4,400    General Mills, Incorporated...............   206,580
  4,500    Hershey Foods Corporation.................   303,480
  1,700    Kellogg Company...........................    58,259
  2,100    Wm Wrigley Jr. Company....................   115,248
                                                      ----------
                                                        683,567
                                                      ----------
           Food Wholesalers Industry -- 1.47%
    300    Supervalu, Incorporated...................     4,953
 11,900    Sysco Corporation.........................   354,501
                                                      ----------
                                                        359,454
                                                      ----------

* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Foreign Telecommunication Industry --
           0.55%
 10,400    Nortel Networks Corporation*..............    16,744
  6,500    Vodafone Group - ADRs.....................   117,780
                                                      ----------
                                                        134,524
                                                      ----------
           Furniture/Home Furnishings Industry --
           0.13%
  1,400    Leggett & Platt...........................    31,416
                                                      ----------

           Gold/Silver Mining Industry - 0.60%
  7,200    Barrick Gold Corporation..................   110,952
  1,200    Newmont Mining Corporation................    34,836
                                                      ----------
                                                        145,788
                                                      ----------
           Grocery Industry -- 0.50%
  1,652    Albertsons, Incorporated..................    36,774
  3,100    Safeway, Incorporated*....................    72,416
    800    Winn Dixie Stores, Incorporated...........    12,224
                                                      ----------
                                                        121,414
                                                      ----------
           Home Appliance Industry -- 0.14%
    500    Maytag Corporation........................    14,250
    400    Whirlpool Corporation.....................    20,888
                                                      ----------
                                                         35,138
                                                      ----------
           Hotel/Gaming Industry -- 0.16%
  1,200    Marriott International, Incorporated......    39,444
                                                      ----------

           Household Products Industry -- 0.25%
  1,982    Newell Rubbermaid, Incorporated...........    60,114
                                                      ----------

           Industrial Services Industry -- 0.001%
    130    Synavant, Incorporated*...................       121
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Insurance Carriers - 0.02%
    288    Aegon N.V. ...............................     3,695
                                                      ----------

           Insurance (Diversified) Industry -
           4.51%
 11,773    American International Group..............   681,068
  1,500    CIGNA Corporation.........................    61,680
  1,200    Lincoln National Corporation..............    37,896
  4,000    Lowe's Companies, Incorporated............   150,000
  1,500    MGIC Investment Corporation...............    61,950
  2,400    Marsh and Mclennan Companies..............   110,904
                                                      ----------
                                                      1,103,498
                                                      ----------
           Insurance (Life) Industry -- 0.22%
    400    AFLAC, Incorporated.......................    12,048
    900    Jefferson Pilot Corporation...............    34,299
  1,000    Providian Corporation*....................     6,490
                                                      ----------
                                                         52,837
                                                      ----------
           Insurance (Property/Casualty) Industry
           -- 2.07%
  4,400    Allstate Corporation......................   162,756
    900    Chubb Corporation.........................    46,980
    600    Cincinnati Financial......................    22,530
  1,100    Hartford Financial Services Group.........    49,973
  1,500    Progressive Corp, Ohio....................    74,445
    700    Safeco Corporation........................    24,269
  2,594    Saint Paul Companies, Incorporated........    88,325
    798    Travelers Property Class A*...............    11,690
  1,640    Travelers Property Class B*...............    24,026
                                                      ----------
                                                        504,994
                                                      ----------
           Internet Services Industry-- 0.07%
  1,000    Yahoo, Incorporated*......................    16,350
                                                      ----------

* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Machinery Industry -- 0.44%
  1,400    Donaldson Company, Incorporated...........    50,400
    200    Snap On, Incorporated.....................     5,622
  1,500    Stanley Works.............................    51,870
                                                      ----------
                                                        107,892
                                                      ----------
           Machinery (Construction & Mining)
           Industry -- 0.55%
  2,100    Deere and Company.........................    96,285
    900    Ingersoll Rand Company....................    38,754
                                                      ----------
                                                        135,039
                                                      ----------
           Management Services Industry -- 0.15%
  1,000    KLA-Tencor Corporation*...................    35,370
                                                      ----------

           Manufacturing - Electronics, General
           -- 0.43%
  2,100    American Power Conversion*................    31,815
  3,125    Molex, Incorporated.......................    72,000
                                                      ----------
                                                        103,815
                                                      ----------
           Manufacturing - Electronics, Not
           Elsewhere Classified -- 0.31%
  7,425    Symbol Technical..........................    61,034
    900    Thomas and Betts Corporation*.............    15,210
                                                      ----------
                                                         76,244
                                                      ----------
           Manufacturing( General) Industry --
           0.53%
  1,800    Diebold, Incorporated.....................    74,196
    900    Lexmark International*....................    54,450
                                                      ----------
                                                        128,646
                                                      ----------
           Medical Services Industry - 1.16%
  2,600    IMS Health................................    41,600
  1,500    Idexx Laboratories, Incorporated*.........    49,950
  2,300    United Healthcare Corporation.............   192,050
                                                      ----------
                                                        283,600
                                                      ----------

* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Medical Supplies Industry - 5.64%
  3,475    Biomet, Incorporated......................    99,593
  4,200    Boston Scientific Corporation*............   178,584
  7,400    Cardinal Health, Incorporated.............   438,006
  7,600    Medtronic, Incorporated...................   346,560
  4,700    Stryker Corporation.......................   315,464
    116    Viasys Healthcare, Incorporated*..........     1,727
                                                      ----------
                                                      1,379,934
                                                      ----------
           Metals & Mining (Div.) Industry --0.69%
  7,900    Inco Limited..............................   167,638
                                                      ----------

           Natural Gas (Distribution) Industry --
           0.45%
  4,600    WGL Holdings..............................   110,032
                                                      ----------

           Natural Gas (Diversified) Industry --
           0.36%
  1,952    Burlington Resources, Incorporated........    83,253
  2,200    Williams Companies, Incorporated..........     5,940
                                                      ----------
                                                         89,193
                                                      ----------
           Newspaper Industry -- 0.96%
  2,500    Gannett, Incorporated.....................   179,500
  1,190    Tribune Company...........................    54,097
                                                      ----------
                                                        233,597
                                                      ----------
           Office Equipment & Supplies Industry
           -- 0.72%
    700    Ikon Office Solutions, Incorporated.......     5,005
    400    Imagistics International*.................     8,000
  5,000    Pitney Bowes, Incorporated................   163,300
                                                      ----------
                                                        176,305
                                                      ----------
           Oil Exploration Industry -- 0.02%
    212    Cimarex Energy Co.*.......................     3,795
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Oilfield Services/Equipment Industry
           -- 0.87%
  2,740    Baker Hughes, Incorporated................    88,201
    200    Cooper Cameron Corporation*...............     9,964
    400    Ensco International, Incorporated.........    11,780
    266    Global Santa Fe Corporation...............     6,469
    400    Helmerich and Payne, Incorporated.........    11,164
    800    McDermott International...................     3,504
    600    Noble Corporation*........................    21,090
    700    Rowan Companies, Incorporated.............    15,890
  1,436    Transocean, Incorporated..................    33,315
    712    Varco International, Incorporated*........    12,389
                                                      ----------
                                                        213,766
                                                      ----------
           Other Business Services -- 0.11%
  7,600    Solectron*................................    26,980
                                                      ----------

           Packaging & Container Industry -- 0.23%
    900    Bemis Company, Incorporated...............    44,667
    550    Sonoco Products Company...................    12,612
                                                      ----------
                                                         57,279
                                                      ----------
           Paper & Forest Products Industry --
           0.37%
    200    Chesapeake Corporation....................     3,570
     79    Georgia Pacific Corporation (COM) ........     1,277
     48    Kadant, Incorporated*.....................       720
  1,900    Rayonier, Incorporated....................    85,975
                                                      ----------
                                                         91,542
                                                      ----------
           Petroleum (Integrated) Industry --
           3.56%
  4,780    Conoco Phillips...........................   231,304
    358    Devon Energy Corporation..................    16,432


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Petroleum (Integrated) Industry
           (Continued)
  1,200    Murphy Oil Corporation....................    51,420
 13,000    Royal Dutch Petroleum.....................   572,260
                                                      ----------
                                                        871,416
                                                      ----------
           Petroleum (Producing) Industry -- 0.53%
  2,564    Anadarko Petroleum Corporation............   122,816
    200    Pogo Producing Company....................     7,450
                                                      ----------
                                                        130,266
                                                      ----------
           Publishing Industry -- 0.25%
  1,000    Mcgraw Hill Company, Incorporated.........    60,440
                                                      ----------

           Railroad Industry -- 2.19%
 17,400    Burlington Northern Santa Fe..............   452,574
  4,200    Norfolk Southern Corporation..............    83,958
                                                      ----------
                                                        536,532
                                                      ----------
           Real Estate, Other - 1.25%
 11,200    AMB Property..............................   306,432
                                                      ----------

           Restaurant Industry -- 0.96%
 14,600    McDonalds Corporation.....................   234,768
                                                      ----------

           Retail (Special Lines) Industry --
           0.45%
  5,062    Gap, Incorporated.........................    78,562
  1,600    TJX Companies, Incorporated...............    31,232
                                                      ----------
                                                        109,794
                                                      ----------
           Retail Building Supply Industry --
           2.09%
  4,326    Dominion Resources, Incorporated..........   237,497
 11,400    Home Depot, Incorporated..................   273,828
                                                      ----------
                                                        511,325
                                                      ----------

* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Retail Store Industry -- 1.25%
  4,300    Borders Group, Incorporated*..............    69,230
  1,600    CVS Corporation...........................    39,952
  1,800    Clear Channel Communications..............    67,122
  1,500    Costco Companies, Incorporated*...........    42,090
    976    Dollar General............................    11,663
    500    Federated Department Stores*..............    14,380
    100    Foot Locker, Incorporated*................     1,050
    271    Neiman Marcus Class B*....................     7,406
  1,300    Penney, J.C. .............................    29,913
  1,000    Sears,Roebuck.............................    23,950
                                                      ----------
                                                        306,756
                                                      ----------
           Retail - Televisions, Radios, and
           Electronics -- 0.12%
  1,050    Best Buy*.................................    25,358
    200    RadioShack Corporation....................     3,748
                                                      ----------
                                                         29,106
                                                      ----------
           Securities Brokerage Industry -- 0.65%
  4,200    Merrill Lynch and Company, Incorporated...   159,390
                                                      ----------

           Semiconductor Industry - 0.96%
  1,100    Advanced Micro Devices, Incorporated*.....     7,106
  1,800    Altera*...................................    22,212
  2,200    Analog Devices, Incorporated*.............    52,514
  1,200    Broadcom Corporation*.....................    18,072
  1,800    LSI Logic*................................    10,386
  2,000    Linear Technologies Corporation...........    51,440
  2,200    Micron Technology, Incorporated...........    21,428
    947    Mykrolis Corporation*.....................     6,913



* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Semiconductor Industry (Continued)
    900    National Semiconductor Company*...........    13,509
  1,500    Xilinx, Incorporated*.....................    30,900
                                                      ----------
                                                        234,480
                                                      ----------
           Semiconductor Capital Equipment
           Industry -- 0.02%
    400    Teradyne, Incorporated*...................     5,204
                                                      ----------

           Steel (General) Industry -- 0.09%
    400    Nucor Corporation.........................    16,520
    400    Worthington Industries, Incorporated......     6,096
                                                      ----------
                                                         22,616
                                                      ----------
           Telecommuication Equipment Industry --
           1.39%
  1,400    ADC Telecom*..............................     2,926
    300    Andrew Corporation*.......................     3,084
 24,700    Cisco Systems, Incorporated*..............   323,570
  1,400    Tellabs, Incorporated*....................    10,178
                                                      ----------
                                                        339,758
                                                      ----------
           Telecommunication Services Industry --
           5.38%
  1,800    Alltel Corporation........................    91,800
 12,400    Bellsouth Corporation.....................   320,788
  6,000    Comcast Corporation Class A...............   141,420
  1,800    Nextel Communication......................    20,790
  2,800    Qualcomm*.................................   101,892
 21,117    Qwest Communications......................   105,585
 14,747    SBC Communications, Incorporated..........   399,791
  8,000    Sprint Corporation (FON Group) ...........   115,840
  4,000    Sprint PCS*...............................    17,520
                                                      ----------
                                                      1,315,426
                                                      ----------


* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)

                                                       Value
 Quantity                                            (Note 1)
 --------                                            --------
           Thrift Industry -- 3.52%
  2,500    Federal Home Loan Mortgage Association....    147,625
 11,100    Federal National Mortgage Association.....    714,063
                                                      ----------
                                                         861,688
                                                      ----------
           Tire & Rubber Industry --0.025%
    400    Cooper Tire and Rubber Company............      6,136
                                                      ----------

           Toiletries/Cosmetics Industry -- 0.68%
  3,100    Avon Products, Incorporated...............    166,997
                                                      ----------

           Transportation Services (Not Elsewhere
           Classified) -- 0.04%
    578    Sabre Holdings Corporation................     10,468
                                                      ----------

           Total common stocks (cost $23,718,692)     24,211,463
                                                      ----------

RIGHTS & WARRANTS - 0.25%
  2,592    Total Fina S.A. Warrants (cost
           $16,008)*.................................     62,208
                                                      ----------
           Total investments (cost $23,734,700)..     24,273,671
                                                      ----------

CASH & OTHER ASSETS, LESS LIABILITIES - 0.75%.......     183,169
                                                      ----------

Total Net Assets...................................  $24,456,840
                                                     ===========




* Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


1. Significant accounting policies:
   Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Temporary cash investments are stated at cost, which approximates market value.
    Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Fund intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
2. Tax basis of investments:
   At December 31, 2002, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $4,959,713. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $4,420,741.
   Net unrealized appreciation in investments at December 31, 2002 was $538,972. The Trust also had post-October capital losses for the year ended December 31, 2002 in the amount of $23,540, which will be used in the upcoming fiscal year to reduce any future capital gains.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                                   (Continued)

   At December 31, 2002, the Trust has capital loss carryforwards with the following expiration dates:
      2009....................................    $     7,940
      2010....................................        737,538
                                                  -------------
                                                  $   745,478
                                                  =============
3. Investment advisory and sub-advisory agreements:
   The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company ("F.L. Putnam" or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Advisor").
   The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust's activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust's portfolio. The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust's securities portfolio using the list of securities provided by F.L. Putnam.
   The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust's average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%). F.L. Putnam, which provided the necessary capital to establish the Trust, waived its total management fees of $29,193 for the year ended December 31, 2001. On March 15, 2002, the Board of Trustees authorized F.L. Putnam to begin receiving compensation for its services.
   At December 31, 2002, investment advisory fees of $18,165 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. Of this amount $7,266 was due to F.L. Putnam and $10,899 was due to PanAgora.
4. Administration and transfer agent services:
   The Trust has entered into an agreement with Cardinal Investment Services Inc. for administrative, transfer agent and dividend disbursing agent services. Annual fees for these services are $40,000.
5. Related parties:
   The President and Secretary of the Trust, Mr. David Putnam, is also a director and an indirect beneficial owner of the parent of the Trust's investment adviser.
6. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2002 were:
    Cost of securities acquired:
      U.S. Government and investments backed by
    such securities...........................    $         --
      Other investments.......................         477,081
                                                  -------------
                                                  $    477,081
                                                  =============

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                                   (Continued)


    Proceeds from sales and maturities:
      U.S. Government and investments backed by
    such securities...........................    $         --
      Other investments.......................         439,969
                                                  -------------
                                                  $    439,969
                                                  =============
7. Certain Transactions:
It is the Trust's intention, as authorized by the Board of the Trustees of the Trust, to repurchase on the Chicago Stock Exchange shares of common stock of the Trust from time to time and in such amounts as determined by the Trustees to be in the best interests of the Trust and its shareholders at a price which is no higher than the current net asset value of such shares.
8. Distribution to Shareholders:
   On December 3, 2002, a distribution of $0.10 per share was declared. The dividend was paid on December 26, 2002 to shareholders of record on December 19, 2002.
   The tax character of distributions paid during 2002 and 2001 was as follows:

                                              2002          2001
      Distributions paid from:
         Ordinary income................. $ 223,788     $ 209,805
                                          ============  ===========

   As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Accumulated undistributed net investment
    income....................................  $       9,021
      Accumulated realized loss from securities
    transactions..............................       (760,318)
       Net unrealized appreciation in value of
    investments...............................        538,972
                                                ----------------
                                                $    (212,325)
                                                ================

                          PRINCIPLED EQUITY MARKET FUND


                               OFFICERS & TRUSTEES


HOWARD R. BUCKLEY                            Trustee
President, Chief Executive Officer and
Director, Mercy Health System of Maine

SISTER ANNE MARY DONOVAN                     Trustee
Treasurer, Emmanuel College

DR. LORING E. HART                           Trustee
President (Retired), St. Joseph's College

SISTER MARY LABOURE MORIN                    Trustee
Former President, Regional Community of
Portland,                  Sisters of
Mercy of the Americas

DAVID W.C. PUTNAM                            President, Secretary
President                                    and Trustee
F.L. Putnam Securities Company, Inc.

C. KENT RUSSELL                              Treasurer
Chief Financial Officer, Catholic Health
East

REV. MSGR. VINCENT TATARCZUK                 Trustee
Chancellor (Retired), Diocese of Portland

GEORGE A. VIOLIN, M.D., F.A.C.S.             Trustee
Physician; Principal, Ambulatory Surgical
Centers of America,   L.L.C.

REV. MR. JOEL M. ZIFF                        Trustee
Director of Finance, Sisters of Mercy
Regional Community of Merion

                          PRINCIPLED EQUITY MARKET FUND



Independent Auditors' Report


To the Shareholders and Trustees of Principled Equity Market Fund:


We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                    Livingston & Haynes, P.C.


Wellesley, Massachusetts
January 10, 2003

                       This Page Intentionally Left Blank

                          PRINCIPLED EQUITY MARKET FUND




                               INVESTMENT ADVISER
                    F.L. Putnam Investment Management Company
               20 Williams Street, Wellesley, Massachusetts 02481
                                 (800) 344-3435

                                   SUB-ADVISOR
                         PanAgora Asset Management, Inc.
          260 Franklin Street, 22nd Floor, Boston, Massachusetts 02110

                                    CUSTODIAN
                         Investors Bank & Trust Company
                200 Clarendon Street, Boston, Massachusetts 02116

                          INDEPENDENT PUBLIC ACCOUNTANT
                            Livingston & Haynes, P.C.
           40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

                        ADMINISTRATOR AND TRANSFER AGENT
                       Cardinal Investment Services, Inc.
            579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                  LEGAL COUNSEL
                             Thorp Reed & Armstrong
                One Oxford Center, Pittsburgh, Pennsylvania 15219

                              Sullivan & Worcester
               One Post Office Square, Boston, Massachusetts 02109




This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.